Solutions for the Demanding Enterprise
Jagged Peak
(JGPK.OB)
Jagged Peak, Inc
13577 Feather Sound Dr, Suite 330
Clearwater FL  33762
email: investor@jaggedpeak.com
phone:  727-499-1717
Fax:  727-499-1731
Presented by: Paul Demirdjian, CEO
Andrew J. Norstrud, CFO
Exhibit 99.1

Solutions for the Demanding Enterprise Solutions for the Demanding Enterprise
Introduction                            Quick Facts
Jagged Peak helps companies manage orders,
customers, catalogs, inventory and related
activities for medium and large companies.
Our software and services are designed to help
companies;
>  Increase revenues and profitability
>  Reduce operating cost
>  Create repeat customers
>  Establish new markets and services
> Consolidation to single platform
We Typically do this in a managed service
environment.
Jagged Peak Mission;
An in Demand On-Demand
Company

JAGGED PEAK

Nespresso
TAG HEUER
AVO UVEZIAN
ADP
swatch
Davidoff
AIG SunAmerica the retirement specialist
LINCARE
WACHOVIA
LVMH
The Yachts of Seabourn
Switzerland. get natural.
SOUTH AFRICAN AIRWAYS
NOKIA CONNECTING PEOPLE
Holland America
First Advantage CORPORATION
CUNARD
OMAS
Maison de la FRANCE

EDGE

Solutions for the Demanding Enterprise Solutions for the Demanding Enterprise
Selected Client List
>
Jagged Peak services are used by clients
with large number of customers that need
high level of responses.
>
Jagged Peak clients tend to outsource
non-core services to companies with best
practices in the field.
>
Jagged Peak solutions are used by
marketing and sales departments with
minimum dependencies from their
Information Technology departments or
internal infrastructure.

Solutions for the Demanding Enterprise Solutions for the Demanding Enterprise
Key Facts
Ticker JGPK.OB
Current share price, 12/06/06 $1.01
52-week trading range $0.30 - $2.70
Shares outstanding 14.07 M
Warrants and Options 2M weighted average price $.85
Float 3.34 M
Market Cap $14.21 M
Insider Holdings 77%
Debt as of 09/30/06 $791,000
Cash Positions as of 09/30/06 $318,000
EBITDA for Nine Months Ended 9/30/06 $305,500
Cash Flow provided by Operations during past nine months $257,900
Auditor Pender Newkirk, & Company
Legal Counsel Shumaker, Loop & Kendrick, LLP

Management Team                               Quick Facts
• Paul B. Demirdjian – Chief Executive & Technology Officer
– First IPO in 1992 (DAVL)
– Help scaled Davel from $3 Million to over $250 Million in revenue
– Over 20 years senior management experience in public companies
• Andrew J. Norstrud – Chief Financial Officer
– Significant Experience with high growth public companies
– Experienced CFO
– Extensive accounting and operational background in the industry
• Vincent J. Fabrizzi – Chief Sales & Marketing Officer
– Over 20 years experience in senior management In Advertising industry
– Significant experience in marketing and sales
– Extensive relationships in some of the fortune 1000 corporations
• Daniel R. Furlong – Chief Operating Officer
– Over 20 years experience in senior management
– Strong operational and financial background
– Deep expertise in several industries such services, technology and automotive.
Jagged Peak Goal;
Pursuit of Excellence

JAGGED PEAK

Sources
EDGE Direct
WEB
B2C Consumer
B2B Trade
B2I Employee
Call Center
E-Mail
EDI/File
Internet Cloud
EDGE
Order Capture
Order Management
Inventory Management
Catalog Management
Demand Rules
Logistics Management
Whse. Shipping/Receiving
Content Management
Member Relationship Mgt.
Communication Events Mgt.
Application Reports
System Administration
EDGE Integrator
WMS
IMS/ERP
CRM
Financial
Distribution Centers/Providers
Distribution Center 1
Distribution Center 2
Distribution Center 3
Distribution Center 4
Transportation/ Carriers
UNITED STATES POSTAL SERVICE
FedEx
ups
LTL

EDGE

Solutions for the Demanding Enterprise
Jagged Peak EDGE Based Solution Frame Work
Solutions for the Demanding Enterprise
• Sources;
• EDGE based web sites. The web sites can
be multiple e-commerce, interactive, reporting
and business process driven.
• Sources also can be external data sources
such as XML, EDI and etc.
• EDGE;
• Jagged Peak’s proprietary web based real
time enterprise application manages all the
aspects of the e-commerce, order
management, customer information, catalog,
inventory and all related integrations.
• Distribution Centers;
• Are either (1) physical product or literature
distribution centers, which can be client
owned or third party fulfillment centers or (2)
electronic distribution through the EDGE
software.
• EDGE Integrator;
• This EDGE utility  always the client to share
information with all other systems such as
ERP, CRM and etc.

Target Markets
+50 Billion
+10 Billion
+100 Billion
+100 Billion
Market Size**
* Data Source; Info USA
** Total sales per year
*** Only US companies were included
$8 Billion 799 Pharmaceuticals 4
$1.4 Billion 3304 Travel And Tourism 3
$11 Billion 10621 Retail and Luxury Goods 2
$14 Billion 3827 Financial Services 1
IT Investment # of Companies Over
$50 Million*
Market***

Sales Overview Quick Facts
• Current Highlights
– Jagged Peak has completed Product development
and infrastructure build out.
– Jagged Peak has deployed its services
commercially over 3 years.
– Current Jagged Peak growth has been hundred
percent organic.
– 95% of clients have opted for Jagged Peak’s
Managed Services solution.
Jagged Peak Core Value;
Client Partnership

Sales Performance
• All Jagged Peak growth has come through from organic growth
• 71% of projected 2007 revenue is from existing clients
• Large percent of our revenue is transactional based or recurring in nature
$ 18,887,200
$   5,387,200
$   2,850,000
$ 10,650,000
2007*
* Based on projected equity infusion.
** Based on increasing sales team by one or two people per quarter
100% $ 6,265,000 Total 5
4
28% $    325,000 Project new customer
sales**
3
15% $    740,000 Expected current
customer growth
2
56% $ 5,200,000 Current customer
commitments
1
2007 % of Total Q3-06 and Q4-06 Revenue Source

JAGGED PEAK

DAVIDOFF OF GENEVA
NEW YORK CITY

Davidoff

EDGE

Solutions for the Demanding Enterprise
Davidoff
www.davidofflv.com
Solution
Snapshot;
Utilizing EDGE, Jagged Peak’s Enterprise
Commerce Platform, Davidoff deploys multiple Branded e-
commerce websites in cooperation with its company owned and
franchised retail stores
Client Problem:
• Expand online business without compromising traditional sales channels.
• Allow each whole customer/retailers to sell online maintaining the brand and price parity
• Acquire single back office to support this effort globally.
Solution Benefits / Results:
• Establish multiple portals in EDGE
• Enabled each franchise to customize catalog and business rules.
• Provide single catalog, pricing and related activities
management platform

JAGGED PEAK

AIG SunAmerica

AIG SunAmerica
the retirement specialist

EDGE

Solutions for the Demanding Enterprise Solutions for the Demanding Enterprise
AIG Retirement Services
www.aigsatheedge.com
Solution Snapshot: AIG Retirement Services implemented EDGE
and related portal enterprise wide to manage their brokers,
dealers, customers and employee requests for regulated and
non regulated time sensitive  documents
Client Problem:
• Multiple and different non standard systems including
mainframes
• Extremely cumbersome product launch
• Poor CRM capabilities
• Unable to manage compliance requirements which translated to slower sales
• Poor visibility into supply chain
Solution Benefits / Results:
• Improved customer satisfaction
- Available 24x7 anytime, anywhere
- Reduced errors,
- 99.9% same day order processing
• Real-time information access and reporting
• Reduced shipping and fulfillment costs

JAGGED PEAK

TAGHeuer 24
LIVE
EVERY SECOND
LIKE
YOU
MEAN IT
Private auction sale :
Monaco V4
click to access

EDGE

Solutions for the Demanding Enterprise Solutions for the Demanding Enterprise
TAG Heuer
www.taghuer24.com
Solution Snapshot: TAG Heuer deployed Multilanguage global
Portal for TAG Heuer customers  can register and access to
premium information and services specific to each members
market.
Client Problem:
• The client had no systems or means to identify and collect the customers information
• No global single CRM branded portal
• Markets could not create post sale customer loyalty programs.
Solution Benefits / Results:
• Global single destination portal for TAG Heuer customers
• TAG Heuer was able to identify over 500k new customers
• Consolidate all markets to support single brand and experience

JAGGED PEAK

	Company	Web Based Application	Integrated Web Portal	Real-Time	Order Management	Warehouse Management	Distributed Architecture	J2EE	Managed Services	License
1	Jagged Peak	√	√	√	√		√	√	√	√
2	Arasys				√			Client Server		√
3	E-Commetry		√	√	√					√
4	Commerce One		√		√		√	√		√
5	IBM Wed Sphere		√	√	√		√	√		√
6	Manhattan Associates			√	√	√				√
7	I2				√	√	√	√		√
8	Donnelly		√	√	√				√	√
9	Merrill		√	√	√				√	√
10	Ariba	√			√		√	√		√

EDGE

Competitive Landscape
• EDGE and related services are completely web based.
• It is deployed on J2EE, which set the standard for large system deployments.
• The EDGE application is commercially deployed both as managed services or direct license
• It is fully tested by third parties for security intrusion

JAGGED PEAK

Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07

EDGE

Financial Results and Projections
• 25% Revenue Growth for the nine months ended 9/29/06
• Nine months ended EBITDA
– 2006 $ 305,500
– 2005 $ (264,800)
• Gross margin percentage improvement of over 3% for the nine months ended
• Cash flow from Operations for the nine months ended
• Projections assume equity cash infusion
-0.5
0.5
1.5
2.5
3.5
4.5
5.5
6.5
7.5
Revenue Gross Profit Operating Income
$ mms

Comparable Companies
VITRIA TECH INC 92.58M 124,440 2.40-3.20 -0.27 N/A 11.85M 1.15 2.37 2.01
JDA SOFTWARE GRP 412.63M 22,462 12.46-17.35 -0.36 N/A 27.85M 9.8 1.7 2.32
MANHATTAN ASSOC 784.41M 269,618 17.68-29.97 0.73 39.49 26.81M 7.852 3 2.37
PERFICIENT INC 497.45M 525,083 8.58-19.41 0.33 55.82 23.16M 3.496 3.85 2.87
JAGGED PEAK INC 14.21M 2,235 .30-2.70 -0.02 N/A 3.34M 0.088 11.38 1.23
Market
Cap
Net Profit
Margin
P/E
Return on
Equity
Total Debt
/Equity
P/B
Price To
Free Cash
BUSINESS SOFTWARE &
SERVICES
143.3B 11.70% 30.5 15.20% 0.2 9.8 66

Value Proposition Quick Facts
• Jagged Peak has a low price per sales based
on current sales and 2007 Performa revenue in
comparison to comparable technology
companies.
• Jagged Peak has a proven commercially viable
product
• The EDGE software is significantly undervalued
on the books (less than the sale of one
enterprise license)
• The technology industry has an average P/E
ratio of 29, ROE of 15 and price per book of 5.1
Jagged Peak Core Value;
Stockholder value

Summary Quick Facts
• International, Marquee clients
• Fully developed and proven
product
• Recurring revenue model
• EBITDA positive
• Seasoned management team
• Minimal debt
Jagged Peak Core Value;
The power of innovation

Legal Disclosure
Certain oral statements made by management of Jagged Peak (the "Company") from time to time, including certain statements contained herein, that are not historical facts are "forward-looking statements“ within the meaning of the
Private Securities Litigation Reform Act of 1995. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its directors or its officers about the Company and the industry in which it operates, and include among other items, statements regarding the Company's business and growth strategies and its future financial performance. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When used in this report, the words "expects," "anticipates," "intends," "plans,“ "believes," "seeks,"
"estimates," and similar expressions are generally intended to identify forward- looking statements. Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, management's ability to successfully implement its business and growth strategies, including its ability to raise additional capital. The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

EBITDA Disclosure
EBITDA
EBITDA for the 39-week period ended September 29, 2006 was approximately $305,500 compared to approximately $(264,800) in the comparable period of the prior year. The increase in the EBITDA is primarily related to the increased sales and increased productivity and the lack of reverse merger costs that were primarily incurred in the third quarter of last year. The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization costs. The Company also excludes the cumulative effect of a change in accounting principle, discontinued
operations, and the impact of restructuring and other charges from the computation. The Company believes EBITDA is a useful measure of operating performance before the impact of investing and financing transactions, making comparisons between companies’ earnings power more meaningful and providing consistent comparisons of the Company’s performance. In order to provide consistent comparisons of year-over-year
EBITDA, the following reconciliation is provided.
September 29, 2006 September 30, 2005
Net loss as reported $ (143,900) $ (596,400)
Income tax benfit (64,800) (211,100)
Interest expense 141,000 157,100
Depreciation and amortization 373,200 385,600
For the 26-weeks ended

EBITDA Disclosure
USE OF GAAP AND NON-GAAP MEASURES
In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), the Company has included in this report earnings “EBITDA,” with EBITDA being defined by the Company as earnings before interest, taxes, depreciation and amortization. The Company also excludes the cumulative effect of a change in accounting principle, discontinued operations, and the impact of restructuring and other charges from the computation of EBITDA. For each non-
GAAP financial measure, the Company has presented the most directly comparable GAAP financial measure and has reconciled the non-GAAP financial measure with such comparable GAAP financial measure.
These non-GAAP financial measures provide useful information to investors to assist in understanding the underlying operational performance of the Company. Specifically, EBITDA is a useful measure of operating performance before the impact of investing and financing transactions, making comparisons between companies’ earnings power more meaningful and providing consistent period-over-period comparisons of the Company’s performance. In addition, the Company uses these non-GAAP financial measures internally to measure its on-going business performance and in reports to bankers to permit monitoring of the
Company’s ability to pay outstanding liabilities.